EXHIBIT 99.1
JOINT FILING AGREEMENT
In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing on behalf of each of them of a Statement on Schedule 13G (including any and all amendments thereto) with respect to the Class A Common Stock, par value $0.0001 per share, of Westway Group, Inc., and further agree that this Joint Filing Agreement shall be included as an Exhibit to such joint filings.
The undersigned further agree that each party hereto is responsible for the timely filing of such Statement on Schedule 13G and any amendments thereto, and for the accuracy and completeness of the information concerning such party contained therein; provided, however, that no party is responsible for the accuracy or completeness of the information concerning any other party, unless such party knows or has reason to believe that such information is inaccurate.
This Joint Filing Agreement may be signed in counterparts with the same effect as if the signature on each counterpart were upon the same instrument.
IN WITNESS WHEREOF, the undersigned have executed this Agreement as of February 12, 2010.

KLEINHEINZ GLOBAL UNDERVALUED SECURITIES MASTER FUND, L.P.
By:	Global Undervalued Securities Fund, L.P., its general partner

By:	Kleinheinz Capital Partners, Inc., its investment manager

By:	/s/ John B. Kleinheinz
	Name:	John B. Kleinheinz
	Title:	President

KLEINHEINZ UNDERVALUED SECURITIES FUND, L.P.
By:	Kleinheinz Capital Partners, Inc., its investment manager

By:	/s/ John B. Kleinheinz
	Name:	John B. Kleinheinz
	Title:	President

KLEINHEINZ UNDERVALUED SECURITIES FUND (QP), L.P.
By:	Kleinheinz Capital Partners, Inc., its investment manager

By:	/s/ John B. Kleinheinz
	Name:	John B. Kleinheinz
	Title:	President

KLEINHEINZ UNDERVALUED SECURITIES FUND, LTD.
By:	/s/ John B. Kleinheinz
	Name:	John B. Kleinheinz
	Title:	Director

KLEINHEINZ CAPITAL PARTNERS, INC.
By:	/s/ John B. Kleinheinz
	Name:	John B. Kleinheinz
	Title:	President

KLEINHEINZ CAPITAL PARTNERS LDC
By:	/s/ John B. Kleinheinz
	Name:	John B. Kleinheinz
	Title:	Managing Director

By:	/s/ John B. Kleinheinz
John B. Kleinheinz